UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 15, 2005

INEI CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-10800	52-0905854
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1419 Forest Drive, Suite 209 Annapolis, Maryland	21403-1473
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code: (443) 482-3375

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On December 15, 2005, the Registrant’s Board of Directors declared a third cash liquidating distribution of twenty cents ($0.20) per share on its Common Stock and twenty cents ($0.20) per share on its Class B Common Stock in each case payable on or about January 17, 2006 to the stockholders of record at the close of business on January 3, 2006. A copy of the Registrant’s press release issued December 20, 2005 is attached as Exhibit 99 to this Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

99 Press Release issued December 20, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INEI Corporation
(Registrant)

Date: December 20, 2005	By:	/s/ Robert F. Hartman
Robert F. Hartman
Vice President, Secretary & Treasurer